SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                          Date of Report: June 29, 2007





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             22-3328734
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                10119
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On June 29, 2007 GreenShift and its majority shareholder, Viridis Capital, LLC, entered into a letter agreement dated June 27, 2007 with Cornell Capital Partners, L.P. The agreement recited that GreenShift had defaulted in its obligation to file a registration statement to permit Cornell Capital Partners to resell the GreenShift common stock issuable upon conversion of certain convertible debentures that GreenShift sold to Cornell Capital Partners. Cornell Capital Partners agreed to waive the penalties available to it as a result of the default if the following conditions were met:

     o GreenShift agreed to permit one conversion by Cornell Capital Partners of Series C Preferred Stock pledged to it by Viridis Capital, LLC in excess of the stated limit on conversion (4.99% of outstanding shares). The converted principal amount will be $390,000, which shall be converted into approximately 9.99% of the outstanding GreenShift shares.

     o GreenShift agreed to increase its authorized shares as promptly as reasonably possible in order to permit the conversion of the Series C Preferred Stock.

     o GreenShift agreed to effect the merger of GS CleanTech Corporation into GreenShift as soon as practicable, but no later than March 1, 2008. In addition GreenShift agreed to increase its authorized capital stock to an amount sufficient to permit Cornell Capital Partners, after the merger, to convert into GreenShift common stock all of the convertible debentures issued to it by GS CleanTech.

     o GreenShift agreed to file a registration statement with the Securities and Exchange Commission that will, when declared effective, permit Cornell Capital Partners to resell to the public the common stock issuable upon conversion of the debentures issued to it by GreenShift and the debentures issued to it by GS CleanTech.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a Letter Agreement dated June 27, 2007 among GreenShift Corporation,  Viridis
     Capital, LLC and Cornell Capital Partners, L.P.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



GREENSHIFT CORPORATION



                   By:   /s/Kevin Kreisler
                   --------------------------------
                            KEVIN KREISLER
                            Chief Executive Officer
Date:                       July 2, 2007